NATIONAL WASTE MANAGEMENT HOLDINGS, INC.

INVESTOR PRESENTATION – JUNE 2015

Safe Harbor

This presentation may contain "forward-looking statements" that are made pursuant to the "safe harbor" provisions as defined within the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words including "anticipates," "believes," "intends," "estimates," and similar expressions. These statements are based upon management's current expectations as of the date of this presentation. Such forward-looking statements may include statements regarding the Company's future financial performance or results of operations, including expected revenue growth, cash flow growth, future expenses and other future or expected performances. The Company cautions readers there may be events in the future that the Company is not able to accurately predict or control and the information contained in the forward-looking statements is inherently uncertain and subject to a number of risks that could cause actual results to differ materially from those indicated in the forward-looking statements. Further information on these and other potential factors that could affect the Company's financial results is included in the Company's filings with the SEC under the "Risk Factors" sections and elsewhere in those filings.

Company Overview

- National Waste Management Holdings ("NWMH") is a growing and emerging solid waste management company located in central Florida
- Provides the most comprehensive solutions for full waste diversion
- Long-term partnerships with municipal, institutional, commercial and industrial customers
- Commitment to minimizing waste that is disposed of in landfills to deliver comprehensive value-added waste and recycling collection and processing services to customers

Market Opportunity: Solid Waste

- Number of Organizations: 27,000 organizations (private and public)
  - 55% public/government
  - 45% privately held
  - 0.1 percent were publicly traded
- Solid Waste Facilities: Approximately 15,700 facilities that dispose, recycle, incinerate, or otherwise process solid waste in the United States-53% of these facilities were privately owned
- Hauling Operations: Approximately 15,500 solid waste industry organizations (57 %) solely conducting hauling operations and did NOT own a solid waste facility
- Revenues:
  - The solid waste industry generated an estimated $43.3 billion in total revenue
  - 76% was generated by the private sector
- Relative Size of the Solid Waste Industry:
  - Roughly one-half of one percent of the nation's gross domestic product (GDP)
- Economic Impacts:
  - Contributed over $96 billion, 948,000 jobs, and just over one percent of U.S. GDP to the nation's economy

Florida Mandate by 2020

DEP recommends:

- Require all mixed loads of C&D to be processed at a materials recovery facility prior to disposal
- Add sorting operations at the front end of C&D disposal facilities should make it more cost-effective to recycle materials than dispose of them
- Implementing these practices would involve little or no increase in costs to the generators of C&D, even in central and north Florida where disposal rates are cheapest

National Waste Management Holdings
Placed ahead of the curve to meet the 75% recyclable goal mandated by the state of Florida by 2020

The National Waste Model

- Acquire and restructure existing "mom and pop type" facilities to create substantial shareholder value
- Seeks to capitalize on an emergence of facilities under financial strain, poor management, or in search of strategic partnership or exit strategy



Growth Strategy

- ACQUIRE COMPLEMENTARY BUSINESSES
  - Acquisitions targeted to enhance footprint
  - Added customer and consumer service offerings
- EXPAND BUSINESS OPPORTUNITIES
  - Vertical Lift and streamline recycling initiatives to save landfill space
  - Enhance wood and metal recycling
- EXPAND REGIONAL PRESENCE
  - New satellite offices to be customer-focused and operationally economical
  - Expand into neighboring counties and states

Expand Regional Footprint

- Covering Marion, Citrus, Hernando, Lake, Levy, and Sumter counties on Florida's west coast
- Immediate future expansion into Pasco, Pinellas, and Hillsborough counties


ST. JOHNS
ALACHUA
PUTNAM
FLAG-LER
LEVY
MARION
VOLUSIA
SEMINOLE
CITRUS
LAKE
SUM-TER
HER-NANDO
ORANGE
BREVARD
PASCO
PINELLAS
HILLS-BOROUGH
OSCEOLA
POLK



Acquisition Growth Strategy

- Target "A" - TRANSFER STATION – Port Richey, FL
  - C&D and Class III Transfer Station
  - Recycling Operations/ Geographically relevant
  - Immediate/ Due Diligence commenced

- Target "B" - ROLL OFF SERVICES – Odessa, FL
  - Waste Removal Services in Roll Off/Dumpsters
  - Asset Purchase evaluation
  - Targeted and complimentary client base
  - Immediate/ Due Diligence commenced

- Target "C" - LANDFILL – Hernando, FL
  - C&D and Class III Landfill
  - Offers ongoing infrastructure support
  - Immediate/ Due Diligence completed

- Target "D" – SPECIALTY RECYCLER - Ulster County NY
  - C&D and Class III recycling ability
  - Recycling Operations & Possible Landfill Approval
  - Immediate/ Due Diligence commenced

- Target "E" – PAPER SHREDDING – Kingston, NY
  - Meets infrastructure demand
  - Huge expansion possibilities
  - Work in partnership with Specialty Recycler above
  - Immediate/ Due Diligence commenced

Each candidate meets our "accretive" financial model and company infrastructure needs.

Immediate Expansion

- NWMH announces Landfill Purchase March 5, 2015
  - Purchase agreement signed to acquire key landfill site in neighboring county, expanding solid waste management plan
  - 80 acre site; permitted for yard trash, land clearing debris, recycling and landfill disposal site
  - 600,000 cubic yards of air space permitted on a 21.7 acre footprint
  - 300,000 cubic yards of sand on site for immediate use
  - 3 million cubic yards of air space for yard trash/land clearing disposal for future permitting
  - Future permissible use as storm debris disposal site

Q1 2015

- Year over year landfill services increased 12.5%
  - Our primary focus has been to increase landfill services, our primary revenue growth category
- Cost of revenues decrease of approximately 18%.
  - This is primarily due to cost cutting efforts and increased overall margins
- Net income decreased $7,717 due to the Company now recognizing income tax expense at the entity level rather than the shareholder level when the Company was an S-Corp
  - Income tax expense recognized over the three month period ended was $20,583. With income taxes eliminated for comparative purposes, the Company's income would have increased $12,866 or 27%
- Liquidity and Capital Resources
  - As of March 31, 2015, we had cash and cash equivalents of $251,367 and working capital of $200,447

Experienced Management & Board

- **Charles W. Teelon, Chairperson.** From mid 1970's to the late 90's Charlie had grown Ulster Sanitation into a multi-million dollar organization, acquiring more than 60 small businesses along the way. Ulster Sanitation included more than 100 trash trucks and coupled the trash collection business with paper shredding, landfills, interstate trucking, roll-off service, transfer stations, and recycling facilities. Ulster Sanitation was valued at over $70,000,000 when sold
- **Louis Paveglio, Chief Executive Officer.** With almost 40 years of operations management and more than 20 years experience in the sanitation industry, Louis' expertise and industry connections are unsurpassable. Louis has continued to grow Sandland since he took over operations in 2002
- **Jeffrey Chartier: Lead Director.** Over 30 years of experience in the financial industry. Former positions include: Senior Vice President at Morgan Stanley, President of Green EnviroTech Holdings Corp., an innovative environmental recycling company, founder of Chartier Financial, a full-service retail brokerage firm, and public markets consultant third-party validation by over 6 research institutions / potential customers

Investment Summary

- REGIONAL LEADER
  - Currently operate in six contiguous counties on Florida's West Coast
  - One of the largest C&D facilities in the area
- REGULATED INDUSTRY
  - Department of Environmental Protection
  - Company maintains high level of compliance and strong working relationship with DEP
  - The regulatory expertise, certifications, and high cost of capital needed to operate in the industry pose significant barriers to entry
- DIVERSE REVENUE STREAMS
  - Zero cost of goods: customers pay to dispose waste and for related services; consumers pay for byproducts and recycled products
- ATTRACTIVE MACRO TRENDS
  - Florida Mandate guarantees increase in C&D debris disposal
  - US New Housing significantly up over past years and projected to increase further

Key Statistics

Ticker:	NWMH
Average Volume:	43,526
Price (5/28/15):	$1.80
52-week Range:	$0.10 - $1.93
Shares Outstanding:	60 Million
Estimated Float:	2.5 Million

NATIONAL WASTE MANAGEMENT HOLDINGS, INC.

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